UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   ---------------------------------------

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-A


                     FOR REGISTRATION OF CERTAIN CLASSES OF
                      SECURITIES PURSUANT TO SECTION 12(b)
                 OR 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934


                      OLYMPIC CASCADE FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                                                 36-4128138
(State of Incorporation                                  (IRS Employer Identifi-
or organization)                                                cation No.)


875 North Michigan Avenue, Suite 1560,
Chicago, Illinois                                                  60611
(Address of principal executive offices)                         (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                                       Name of each exchange on
Title of each class                                    which each class is to be
to be so registered                                    registered
-------------------                                    -------------------------

Common Stock, $.02                                      American Stock Exchange
 Par Value                                              Chicago Stock Exchange


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to Investment A.(c), check the following box |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to Investment A.(d), check the following box.|_|

Securities Act registration statement file number to which this form relates:
_____________ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of Class)


--------------------------------------------------------------------------------
                                (Title of Class)


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     This Registration Statement relates to the Common Stock, $.02 par value (the "Common Stock"), of Olympic Cascade Financial Corporation, a Delaware corporation ("Registrant"). For a description of the Registrant's Common Stock to be registered hereunder, reference is made to the material set forth under the caption "Description of Securities" contained in the Registration Statement on Form 8-A of the Registrant initially filed with the Securities and Exchange Commission on July 31, 1998 pursuant to the Securities Act of 1933, as amended, which material is incorporated herein by reference.

Item 2. Exhibits.

     1.1 Registrant's Certificate of Incorporation (incorporated by reference to
Exhibit 3.1 of the Registrant's Registration Statement on Form S-4 (No. 333-12907) as amended).

     1.2 Registrant's By-laws (incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-4 (No. 333-12907) as amended).

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 31, 2000


                                         OLYMPIC CASCADE FINANCIAL CORPORATION



                                         By: /s/ Robert H. Daskal
                                             -----------------------------------
                                                   Robert H. Daskal
                                                   Chief Financial Officer